SUPPLEMENT TO THE CURRENT PROSPECTUS OF LORD ABBETT DEVELOPING GROWTH FUND, INC., DATED JUNE 1, 1997, AS SUPPLEMENTED ON JANUARY 2, 1998


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                               Supplement To The
                             Current Prospectus Of
                                  Lord Abbett
                          Developing Growth Fund, Inc.


Class C shares of the Fund may be purchased under a mutual fund wrap-fee program, in which case, an alternate method of first year payment may be used pursuant to the Fund's Class C Share Rule 12b-1 Plan.

This alternate method permits the Class C Share Plan payments to be made quarterly on average net assets, on a pro-rata basis, during the first year subsequent to the purchase of shares, excluding dividend and distribution reinvestments. After the first year, payments with respect to a mutual fund wrap-fee program follow the current Plan. In addition, redemptions of shares under such a program during the first year are not subject to a contingent deferred sales charge.

A mutual fund wrap-fee program is for certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of the Fund's Class C shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions.


Effective Date: May 8, 1998